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                                                                   Exhibit 10.30


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                            HORSESHOE GAMING, L.L.C.


                                       AND


                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION


                     AS DEALER MANAGER AND FINANCIAL ADVISOR



                                ----------------

                            DEALER MANAGER AGREEMENT

                                ----------------





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Donaldson, Lufkin & Jenrette
  Securities Corporation
April 20, 1999
Page 2


                            DEALER MANAGER AGREEMENT



                                 April 20, 1999


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
277 Park Avenue
New York, New York 10172


Ladies and Gentlemen:

        This Dealer Manager Agreement (this "Agreement") is entered into as of April 20, 1999 by and between Horseshoe Gaming, L.L.C., a Delaware limited liability company (the "Company"), and you. The Company and you agree as follows:

        1. THE TENDER OFFER AND CONSENT SOLICITATION. The Company intends to make a tender offer (the "Tender Offer") to purchase for cash any and all of the Company's outstanding 12 3/4% Senior Notes due September 30, 2000 (the "Notes") upon the terms and subject to the conditions thereto. As of April 19, 1999, there were issued and outstanding $128,590,000 aggregate principal amount of Notes.

               Concurrently with the Tender Offer, the Company will solicit (the "Consent Solicitation" and, together with the Tender Offer, the "Tender Offer and Consent Solicitation") consents (the "Consents") of the holders (each a "Holder" and collectively the "Holders") of the Notes to the proposed amendments and waivers (the "Proposed Amendments and Waivers") to and under (i) the Indenture, dated as of October 10, 1995, among the Company, the guarantor named therein and U.S. Trust Company, N.A., as trustee (the "Trustee"), as amended to date, pursuant to which the Notes were issued (the "Indenture") and the (ii) related mortgages, pledge agreements, guarantees and security agreements, including without limitation, the documents, instruments and agreements listed in clauses (i) though (vii) in Section 13.1 of the Indenture (collectively, the "Security Documents").




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               The Proposed Amendments and Waivers shall be effected by one or more supplemental indentures (collectively the "Supplemental Indenture") in respect of the Indenture and amendments to one or more of the Security Documents (the "Security Document Amendments"). The Proposed Amendments and Waivers will not become operative until the date that the Company accepts Notes validly tendered for purchase. In addition, certain of the Proposed Amendments and Waivers (the "Supermajority Amendments"), which eliminate certain events of default and the provisions relating to guarantees of the Notes, will not become operative unless Consents from Holders of 662/3% of the aggregate principal amount of the Notes not owned by the Company or its affiliates are received.

        2. OFFER DOCUMENTS. The Tender Offer and Consent Solicitation will be made upon the terms and subject to the conditions set forth in the tender offer and solicitation material (the "Offer Documents") described below:

               (a) The Offer to Purchase and Consent Solicitation Statement relating to the Tender Offer and Consent Solicitation and the documents incorporated by reference therein (collectively, the "Offer to Purchase").

               (b) The Consent and Letter of Transmittal to be used by Holders to tender Notes and to consent to the Proposed Amendments and Waivers pursuant to the Tender Offer and Consent Solicitation, and the related form of proxy.

               (c) The form of letter to brokers, dealers, commercial banks, trust companies and other nominees, and the form of letter from brokers, dealers, commercial banks, trust companies and other nominees to clients relating to the Tender Offer and Consent Solicitation (the "Broker/Client Letter").

               (d) The Notice of Guaranteed Delivery and Consent relating to the Tender Offer and Consent Solicitation (the "Notice of Guaranteed Delivery").

               (e) Such other materials and information (including any amendments or supplements to the above) as the Company may prepare or approve for public dissemination in connection with the Tender Offer or the Consent Solicitation; provided, however, that such material is delivered to you prior to its public dissemination or provided to Holders in order to provide you with an opportunity to review and comment thereon.



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               You hereby agree, as Dealer Manager and Financial Advisor, that you will not disseminate any written material for or in connection with the Tender Offer or Consent Solicitation other than the Offer Documents.

        3. ENGAGEMENT. The Company hereby appoints you as the exclusive Dealer Manager and Financial Advisor in connection with the Tender Offer and Financial Advisor in connection with the Consent Solicitation. The Company authorizes you to act on its behalf as such in accordance with this Agreement and the terms of the Offer Documents until the date on which the Tender Offer has been consummated or terminated. The Offer Documents have been prepared or approved by the Company, and you and any broker, dealer, commercial bank, trust company or nominee (collectively, "Brokers") are authorized by the Company to use the Offer Documents in connection with the solicitation of tenders of the Notes in the Tender Offer and deliveries of Consents to the Proposed Amendments and Waivers pursuant to the Consent Solicitation. You and the Company agree to furnish no other written material to any Holder in connection with the Tender Offer or Consent Solicitation, unless otherwise agreed upon. In soliciting tenders and Consents, you, as Dealer Manager and Financial Advisor, shall act as an independent contractor and shall not be deemed to act as agent of the Company or of any Brokers, and the Company shall not be deemed to act as your agent. In addition, in so soliciting, no Broker soliciting tenders and Consents shall be deemed to act as the agent of the Company, and you shall not be deemed to act as the agent of any Broker. The Company has obtained its own tax, accounting and legal advisors and is not relying on you or your counsel for such matters.

        4. SECURITYHOLDER LIST. The Company shall obtain and provide you, or cause the despositary or the respective paying agent or the registrar of the respective Notes to obtain and provide you, as soon as practicable after the date hereof, with a copy of the most recent list of Holders available to the Company from the Depository Trust Company and shall, from and after such date, use its reasonable best efforts to, or to cause the depositary or the respective paying agent or registrar to, obtain notification of (and notify you of) all transfers of the Notes, such notification consisting of the name and address (if available and permitted by applicable law) of the transferor and transferee of any of the Notes and the date of such transfer. You agree to use such information only in connection with the Tender Offer and Consent Solicitation and will not furnish such information to any other person except in connection with the Tender Offer and Consent Solicitation.

        5. MAILING OF THE OFFER DOCUMENTS. At the commencement of the Tender Offer and Consent Solicitation (the "Offer Date"), the Company shall cause timely



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to be delivered a copy of the relevant Offer Documents to each Holder whose name appears on the most recent list of Holders. Thereafter, to the extent practicable, until the expiration of the Tender Offer and Consent Solicitation, the Company shall use its reasonable best efforts to cause a copy of such material to be mailed to each person who becomes a Holder.

        6.     SOLICITATION OF TENDERS AND CONSENTS.

               (a) You agree to use your reasonable best efforts, in accordance with your customary practices, to solicit tenders of the Notes in the Tender Offer and agree to act as Financial Advisor to the Company in connection with the Consent Solicitation. In the event that you breach your obligations as set forth in this Section 6(a), then the Company shall be entitled to terminate your service, at any time within ten (10) days thereafter, by written notice specifying the grounds for such termination. In addition, the Company shall be entitled to terminate your service, without cause as provided in Section 8 hereof. Notwithstanding the foregoing, nothing set forth in this Agreement shall require you to continue to render services hereunder with respect to the Tender Offer or Consent Solicitation: (i) for the period during which any stop order, restraining order or injunction shall remain in effect with respect to the Tender Offer or Consent Solicitation or any other transaction contemplated by the Offer Documents with respect to the Tender Offer or Consent Solicitation if in your good faith judgment, based upon advice of counsel, it is inadvisable to render services pursuant hereto with respect to the Tender Offer or Consent Solicitation; or (ii) if continuing so to act could, in your judgment, based upon the advice of counsel, violate any federal, state or local rule, regulation, statute, law, order or decree applicable to the Tender Offer or Consent Solicitation or any other transaction contemplated by the Offer Documents. You shall have no liability hereunder to the Company for any act or omission on the part of any Broker that solicits tenders of the Notes in the Tender Offer and deliveries of Consents to the Proposed Amendments and Waivers or for any act or omission on your part that is not finally judicially determined to have arisen out of your willful misconduct or gross negligence.

               (b) If: (i) the Company uses or permits the use of, or files with the Securities and Exchange Commission (the "Commission") or any other governmental or regulatory agency, authority or instrumentality, any Offer Documents or the Supplemental Indenture or Security Document Amendments that (A) have not been submitted to you on a timely basis for your comments or (B) have been so submitted and with respect to which you object; (ii) any stop order, restraining order or injunction shall have been issued or any investigation, action, claim, suit or proceeding shall



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April 20, 1999
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have been commenced with respect to the Tender Offer or Consent Solicitation or with respect to any of the transactions contemplated by the Offer Documents before any foreign, federal, state or local authority, regulatory body, administrative agency, court or other governmental body, including the Commission, that in your judgment, based upon advice of counsel, will cause you to violate any federal, state or local rule, regulation, statute, law, order or decree applicable to the Tender Offer or Consent Solicitation or any other transaction contemplated by the Offer Documents; or (iii) the Company shall be in violation of any of its representations, warranties or agreements in a material, except those representations and warranties that are qualified as to materiality, respect hereunder, and such violation shall not promptly be cured, then you, in each case, shall be entitled to withdraw as Dealer Manager and Financial Advisor in connection with the Tender Offer and Consent Solicitation without any liability or penalty to you or any other person indemnified by the Company pursuant to Section 11 hereof as a result of such withdrawal and without loss of any right to the payment of your fees (other than under Section 7(a), except as provided by Section 8) and of your expenses accrued through the date of withdrawal hereunder or any rights to indemnification pursuant to Section 11 hereof.

               (c) The Company agrees to furnish to you, without charge, as many copies as you may reasonably request of the Offer Documents, the Supplemental Indenture and the Security Document Amendments for your use in connection with the Tender Offer and Consent Solicitation. The Company consents to the use of such documents by you and by all Brokers soliciting tenders of the Notes in the Tender Offer and Consents to the Proposed Amendments and Waivers in the Consent Solicitation.

               (d) The Company shall arrange for U.S. Trust Company, N.A., as the depositary (the "Depositary") to inform you and your counsel during each business day during the Tender Offer and Consent Solicitation (to be followed on a daily basis by written confirmation) of the principal amounts of each of the Notes (and, except as prohibited by law, the names of the holders thereof): (i) that have been tendered pursuant to the Tender Offer and have not been withdrawn; and (ii) with respect to which a Consent has been delivered and not revoked, in each case during the interval since its previous daily report to you under this provision, and as to such other matters as you may reasonably request.

               (e) The Company shall use its reasonable best efforts to cause the Depositary to cooperate with you in all respects reasonably requested.



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  Securities Corporation
April 20, 1999
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        7.     COMPENSATION AND EXPENSES. In consideration of your obligations hereunder, the character and sufficiency of which the Company hereby acknowledges, the Company agrees to pay you, in cash, the following non-refundable amounts:

               (a) Upon the consummation of the Tender Offer, the Company shall pay a fee equal to $250,000.

               (b) In addition, and without regard to whether the Tender Offer or Consent Solicitation are commenced or consummated or whether this Agreement has expired or is terminated, the Company agrees to pay promptly, in cash, all of the reasonable out-of-pocket expenses you incurred in connection with the services rendered or to be rendered by you pursuant to this Agreement, including all reasonable fees and expenses of your counsel.

               (c) Whether or not any of the Notes are acquired pursuant to the Tender Offer or any Consents are accepted pursuant to the Consent Solicitation and whether or not this Agreement is terminated or expires, the Company shall pay: (i) all costs related to the preparation, printing, filing, mailing and publishing of the Offer Documents, the Supplemental Indenture, the Security Document Amendments, and any other material prepared in connection with the Tender Offer or any of the Consent Solicitation or any other transaction contemplated by the Offer Documents; (ii) all costs of the execution and delivery of the Supplemental Indenture and the Security Document Amendments;
(iii) all costs of furnishing such copies of the Offer Documents as may reasonably be requested in connection with the Tender Offer or the Consent Solicitation or other transactions contemplated by the Offer Documents; (iv) the advertising expenses authorized by the Company relating to any of the Tender Offer or any of the Consent Solicitation or other transactions contemplated by the Offer Documents; (v) all fees payable to any Broker including, without limitation, prompt reimbursement of the expenses incurred in forwarding the Offer Documents to beneficial owners; (vi) all fees and expenses of the Depositary and any other persons retained by the Company rendering services in connection with the Tender Offer or the Consent Solicitation; and (vii) all other expenses authorized by the Company incurred in connection with the Tender Offer or the Consent Solicitation or any of the other transactions contemplated by the Offer Documents.

               (d)    All payments to be made by the Company pursuant to this
Section 7 shall be made promptly after the expiration or termination of the Tender Offer and Consent Solicitation; provided, however, that the reimbursement of your



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reasonable out-of-pocket expenses shall be due upon request as such expenses are incurred.

        8. TERMINATION. Subject to Section 23 hereof, (i) you may resign pursuant to Section 6(b) and (ii) the Company may terminate your engagement hereunder (A) pursuant to Section 6(a) or (B) if the Company decides not to proceed with the Tender Offer and/or the Consent Solicitation. Your engagement hereunder may be extended by written agreement of the parties hereto. If you resign pursuant to Section 6(b) or the Company terminates your engagement hereunder for any reason, you shall be entitled to receive from the Company all of your expenses, if any, and amounts payable in respect of such expenses incurred pursuant to Section 7 hereof up to and including the effective date of such resignation or termination and the indemnity and contribution provisions contained in Section 11 hereof and the representations, warranties and agreements contained in Section 10 hereof, shall remain in full force and effect; provided that if the Company terminates your engagement hereunder for any reason and the Company or any affiliate of the Company, within 12 months of the date of such termination, proceeds with any tender offer or consent solicitation with respect to the Notes with respect to which you were not invited by the Company to act as financial advisor and/or dealer manager, as the case may be, you also shall be entitled to receive the fee set forth in Section 7(a) hereof as if such subsequent tender offer(s) and/or consent solicitation(s) were the "Tender Offer and Consent Solicitation" for purposes of such Section 7(a).

        9.     ADDITIONAL OBLIGATIONS.

               (a) The Company shall not amend or supplement any Offer Document or prepare or approve any related material for use in connection with the Tender Offer or Consent Solicitation, including, without limitation, the Supplemental Indenture or the Security Document Amendments, without first having submitted to you and your counsel a copy thereof within a reasonable period of time prior to its intended use in order to provide you and your counsel an opportunity to review and comment thereon, and the Company shall give reasonable consideration to you and your counsel's comments, if any, with respect thereto, and the Company further agrees that no such material shall be used to which you or your counsel reasonably object.

               (b) During the pendency of the Tender Offer and Consent Solicitation, the Company will notify you promptly upon becoming aware of, and (if requested by you) will confirm in writing: (i) the happening of any event that could



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reasonably be expected to make any statement of a material fact made in any
Offer Document untrue in any material respect or that could reasonably be expected to require the making of any change in any Offer Document in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) the happening of any event, or the discovery of any fact, that could reasonably be expected to affect the truth and correctness, in any material respect, of any representation or warranty contained in this Agreement if such representation or warranty were being made immediately after the happening of such event or the discovery of such fact; (iii) the occurrence of any event that could reasonably be expected to cause the Company to withdraw or terminate the Tender Offer or Consent Solicitation or that could reasonably be expected to permit the Company to exercise any right not to accept any of the Notes tendered or Consents delivered thereunder; or (iv) any other information reasonably available to the Company relating to the Tender Offer or Consent Solicitation or any other transaction contemplated by the Offer Documents that you may from time to time request.

               (c) Neither you nor the Company will engage in any fraudulent, deceptive or manipulative act or practice in connection with the Tender Offer, the Consent Solicitation or any request or solicitation for tenders, or any solicitation of Holders in respect of the Tender Offer.

        10. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to you, and agrees, that:

               (a) The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization and has all requisite power and authority to own, lease and operate its properties and to conduct its business as currently being conducted, and is duly registered and qualified to conduct its business and is in good standing, in each jurisdiction or place where the nature of its business requires such registration or qualification, except where the failure to be so qualified would not have a material adverse effect on the assets, liabilities, results of operations, management, condition (financial or other), prospects, properties, business or net worth of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). Each significant subsidiary (as defined in Regulation S-X) of the Company is a corporation or partnership, as the case may be, duly incorporated or formed, as applicable, validly existing and in good standing under the laws of the state of its incorporation or formation, as applicable, and has all requisite power and authority to own, lease and operate its properties and to conduct its business as currently being conducted, and is duly registered and qualified to con-



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duct its business and is in good standing, in each jurisdiction or place where the nature of its business requires such registration or qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

               (b) The Company has full power and authority to enter into and perform its obligations under this Agreement, the Supplemental Indenture, and the Security Document Amendments.

               (c) The Company has taken all corporate action necessary to authorize the making and consummation of this Agreement, the Tender Offer and the Consent Solicitation and the other transactions incidental thereto as contemplated by the Offer Documents.

               (d) In connection with the Tender Offer, the Consent Solicitation and the other transactions contemplated by the Offer Documents, the Company has complied, and will continue to comply at all times through the consummation of the Tender Offer and Consent Solicitation, with the requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the "Securities Act") and the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the "Exchange Act") and any and all applicable laws, rules and regulations.

               (e) No consent, approval, authorization or other order of, or filing with, any foreign, federal, state or local authority, regulatory body, administrative agency, court or other governmental body, including the Commission and any gaming regulatory body, is legally required for the execution of the Supplemental Indenture and the Security Document Amendments, or in connection with the commencement or (with respect to clauses (i) and (ii) below) consummation of the Tender Offer and the Consent Solicitation, other than (i) where failure to obtain such consent, approval, authorization or other order or filing would not have a Material Adverse Effect on the ability of the Company to execute, deliver and perform its obligations with respect to the Supplemental Indenture and the Security Document Amendments or (ii) those consents that will have been obtained prior to the commencement or consummation, as the case may be, of the Tender Offer and Consent Solicitation or (iii) to effect the subordination of the liens securing the Notes as described in the Offer Documents.

               (f) None of the Offer Documents and no other report, filing, document, release or communication disseminated by the Company, or provided to



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you by the Company for dissemination, to any Holder or filed by or on behalf of the Company in connection with the Tender Offer or the Consent Solicitation contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

               (g) This Agreement has been duly authorized and validly executed and delivered by the Company, and assuming due authorization, execution and delivery by you, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms except to the extent that the enforceability thereof may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws now or hereafter in effect relating to creditors' rights and remedies generally;
(b) general principles of equity whether asserted in an action at law or in equity; and (c) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy.

               (h) The Supplemental Indenture and the Security Document Amendments will have been duly authorized by the Company on or prior to the execution thereof (the "Execution Time") and, except with respect to the Supermajority Amendments, may be entered into, upon the valid and binding consent of the Holders of a majority of the aggregate principal amount of Notes outstanding (excluding Notes owned by the Company and its affiliates) pursuant to the provisions of the Indenture. The Supermajority Amendments may be entered into upon the valid and binding consent of the Holders of at least 662/3% of the aggregate principal amount of Notes outstanding (excluding Notes owned by the Company or its affiliates) pursuant to the provisions of the Indenture. Upon execution thereof, the Supplemental Indenture, the Security Document Amendments and the subordination of the liens securing the Notes as described in the Offer Documents, as well as the Indenture and the Notes (as so amended), will comply with the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated by the Commission thereunder (the "TIA"), and assuming due authorization, execution and delivery by the trustee or collateral agent, as the case may be, will be the legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws now or hereafter in effect relating to creditors' rights and remedies generally, (b) general principles of equity whether asserted in an action at law or in equity and (c) the unenforceability under



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certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy.

               (i) Neither the Company nor any of its significant subsidiaries is in violation of its organization documents and is not in default under any bond, debenture, security or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which it is a party or by which it is bound, or to which any of the property or assets of the Company or such significant subsidiary is subject, other than such defaults which would not (A) singly or in the aggregate, have a Material Adverse Effect or (B) affect the validity of this Agreement or the other transactions incidental thereto as contemplated by the Offer Documents.

               (j) The execution, delivery and performance of this Agreement, the Supplemental Indenture and the Security Document Amendments, the consummation of the Tender Offer and the Consent Solicitation, and the other transactions contemplated by the Offer Documents: (i) will not conflict with or result in a breach of the respective organization documents of the Company or any of its significant subsidiaries; (ii) will not conflict with or constitute a breach of a material provision of, or a default (with the passage of time or otherwise) under, or result in the imposition of a lien on any properties of the Company or any of its significant subsidiaries or an acceleration of indebtedness pursuant to any bond, debenture, security or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any of its significant subsidiaries is a party or by which the Company or any of its significant subsidiaries is bound, or to which any of the property or assets of the Company or any of its significant subsidiaries is subject, other than such breaches, defaults, liens, accelerations of indebtedness or conflicts which would not (A) singly or in the aggregate, have a Material Adverse Effect; or (B) affect the validity of this Agreement or any of the transactions contemplated by the Offer Documents, and
(iii) assuming the representations and warranties of the holders in their respective Consents and Letters of Transmittal are true, will not conflict with or violate any foreign, federal, state or local rule, regulation, statute, law, order or decree of any foreign, federal, state or local authority, regulatory body, administrative agency, court or other governmental body, including the Commission and any gaming regulatory body, applicable to the Company or any of its significant subsidiaries or any of their properties or assets, except for such conflicts or violations which would not, singly or in the aggregate, have a Material Adverse Effect.



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               (k)    No stop order, restraining order or injunction has been
issued by, and no investigation, action, claim, suit or proceeding has been initiated or, to the best knowledge of the Company, threatened by or before, any foreign, federal, state or local authority, regulatory body, administrative agency, court or other governmental body, including the Commission and any gaming regulatory body, with respect to: (i) the making or the consummation of the Tender Offer or Consent Solicitation; (ii) the execution, delivery or performance by the Company of this Agreement, the Supplemental Indenture or the Security Document Amendments; or (iii) any of the other transactions contemplated by the Offer Documents.

               (l) The Tender Offer and the Consent Solicitation conform, and, upon their execution and delivery, the Supplemental Indenture and the Security Document Amendments will conform, in all material respects to the description thereof in the Offer to Purchase. The statements in the Offer to Purchase, insofar as they constitute a summary of the documents and instruments referred to therein, present fairly the substance thereof.

               (m) The Offer Documents comply, or will comply, in all material respects with the applicable requirements (if any) of the Indenture, the Securities Act and the Exchange Act and when executed and delivered, the Supplemental Indenture will comply in all material respects with the requirements of the Indenture.

               (n) Upon the expiration of the Tender Offer and Consent Solicitation, you shall have received from the Company a supplement to this Agreement setting forth customary additional representations and warranties to reflect any alterations to the terms of the Tender Offer or the Consent Solicitation that occur after the date hereof, if any, as may be mutually agreed.

        11.    INDEMNIFICATION.

               (a) The Company agrees to indemnify and hold harmless you and your affiliates, and each of the officers, directors, partners, employees, representatives and agents thereof, and each person, if any, who controls you (or any of your affiliates) within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective officers, directors, partners, employees, representatives and agents (collectively, the "Indemnified Parties") to the fullest extent lawful from and against any and all losses, claims, damages, liabilities, judgments and expenses (including, without limitation, and as incurred, reimbursement of all reasonable out-of-pocket costs of investigating, preparing, pursuing or defending any claim



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  Securities Corporation
April 20, 1999
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or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Party) directly or indirectly related to, or arising out of, or in connection with, or caused by: (i) any untrue statement or alleged untrue statement of a material fact contained in any Offer Document or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (ii) any withdrawal or termination by the Company of, or failure by the Company to make or consummate, the Tender Offer or the Consent Solicitation; or (iii) any breach by the Company of any representation or warranty or failure to comply with any of its agreements contained herein; or (iv) any actions taken or omitted to be taken by any Indemnified Party pursuant to the terms of, or in connection with services rendered pursuant to, this Agreement, provided, however, that, in the case of this subsection (iv), the Company shall not be liable to any Indemnified Party for any loss, expense, claim, damage or liability arising primarily out of or based primarily upon the willful misconduct or gross negligence (as determined by the final judgment of a court of competent jurisdiction, no longer subject to appeal or review) of any Indemnified Party. The Company also agrees to reimburse each Indemnified Party for any and all reasonable fees and expenses (including, without limitation, the reasonable fees and expenses of counsel) as they are incurred in connection with enforcing such Indemnified Party's rights under this Agreement (including, without limitation, this Section 11), but only to the extent such Indemnified Party prevails in such enforcement action. The foregoing indemnity shall be in addition to any liability that the Company might otherwise have to you and such other Indemnified Parties.

               (b) In case any action or proceeding shall be brought against any Indemnified Party with respect to which indemnity under this Section 11 may be sought against the Company, you shall promptly notify the Company in writing and, the Company shall have the right to participate in or to assume the defense thereof, including the employment of counsel reasonably satisfactory to you and payment of all fees and expenses. Failure to so notify the Company shall not, however, relieve the Company from any liability that it may have on account of the indemnity under this Section 11 except to the extent, but only to the extent, that the Company has been materially prejudiced by such failure, as determined by a court of competent jurisdiction. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless: (i) the employment of such counsel shall have been specifically authorized in writing by the Company; (ii) the Company shall have failed to assume the defense and employ counsel reasonably



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  Securities Corporation
April 20, 1999
Page 14


satisfactory to you within a reasonable period of time after notice thereof from any person; or (iii) the named parties to any such action (including any impleaded parties) include both an Indemnified Party and the Company and such Indemnified Party shall have been advised by such counsel that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Company (in which case if you or such Indemnified Party notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action on behalf of the Indemnified Party) it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for any Indemnified Party (and all Indemnified Parties substantially similarly situated), which firm shall be designated in writing by you and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action effected without its written consent but if (i) settled with the written consent of the Company or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the Company shall have received a request from the Indemnified Party for reimbursement for the reasonable fees and expenses of counsel and, prior to the date of such settlement, the Company shall have failed to comply with such reimbursement request, the Company agrees to indemnify and hold harmless any Indemnified Party from and against any loss or liability by reason of such settlement. The Company shall not, without the prior written consent of the Indemnified Party, settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action, claim, suit, investigation or other proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement, compromise or judgment includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to an admission of fault, culpability or failure to act, by or on behalf of an Indemnified Party.

               (c) If the indemnification provided for in this Section 11 is finally determined by a court of competent jurisdiction to be unavailable to any Indemnified Party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then the Company, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, expenses, claims, damages, liabilities and judgments: (i) in such proportion as



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  Securities Corporation
April 20, 1999
Page 15


is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Indemnified Parties, on the other hand, from the services rendered; or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Indemnified Parties in connection with the actions, statements or omissions that resulted in such losses, expenses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Indemnified Parties shall be deemed to be in the same proportion as the aggregate principal amount of the outstanding Notes bears to the fees received by the Indemnified Parties hereunder. The relative fault of the Company and the Indemnified Parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Indemnified Parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               You and the Company agree that it would not be just and equitable if contribution pursuant to this Section 11(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, expenses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11, the Indemnified Parties shall not be required to contribute any amount in excess of the amount of fees actually received by you pursuant to Section 7(a) of this Agreement in connection with the Tender Offer and Consent Solicitation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        12. CONDITIONS OF OBLIGATION. Your obligation to act as Dealer Manager and Financial Advisor hereunder shall at all times be subject, in your discretion, to the conditions that:

               (a) The Company at all times during the Tender Offer and Consent Solicitation shall have performed all of its obligations hereunder (or, with respect to the obligations of the Company contained herein that are not qualified as to materiality, shall have performed all of its obligations in all material respects).

               (b) All representations and warranties of the Company herein are now, and at all times during the Tender Offer and Consent Solicitation will be, true and correct (or, with respect to



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  Securities Corporation
April 20, 1999
Page 16


the representations and warranties contained in Section 10 that are not qualified as to materiality, are true and correct in all material respects).

               (c) On the date the Notes are accepted for purchase pursuant to the Tender Offer (the "Acceptance Date") you shall have received a certificate from the Company, dated such date and signed by an executive officer or senior vice president of the managing member of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct in all material respects, except those representations and warranties that are qualified as to materiality, which shall be true and correct, as of the expiration date of the Tender Offer and such date and that the Company has complied in all material respects, with all of the agreements and satisfied in all material respects, all of the conditions on its part to be performed or satisfied on or before each such date.

               (d) On the Offer Date, you shall have received an opinion of Swidler Berlin Shereff Friedman, LLP, counsel for the Company or, where appropriate, from local counsel for the Company in the applicable jurisdictions, dated such date and, in each case, reasonably satisfactory to Skadden, Arps, Slate Meagher & Flom LLP, your counsel, substantially to the effect set forth on Exhibit A hereto.

               (e) On the Acceptance Date, you shall have received an opinion of Swidler Berlin Shereff Friedman, LLP, counsel for the Company or, where appropriate, from local counsel for the Company in the applicable jurisdictions, dated such date and, in each case, reasonably satisfactory to Skadden, Arps, Slate Meagher & Flom LLP, your counsel, substantially to the effect set forth on Exhibit B hereto.

               (f) As of the Execution Time, you shall have received copies of the opinions of counsel (each of which shall contain or be accompanied by a letter addressed to you to the effect that you may rely on such opinion to the same extent as if it were originally addressed to you) and other documents that are delivered to the Trustee under the Indenture in connection with the Supplemental Indenture and the Security Document Amendments.



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  Securities Corporation
April 20, 1999
Page 17


               (g) No stop order, restraining order or injunction shall have been issued and no investigation, action, claim, suit or proceeding shall have been commenced or threatened (and no significant development in any pending proceedings, investigations or litigation shall have occurred) before any foreign, federal, state or local authority, regulatory body, administrative agency, court or other governmental body, including the Commission, with respect to the Tender Offer or Consent Solicitation or any other transaction contemplated in the Offer Documents in any jurisdiction that you reasonably believe makes it inadvisable for you to continue to act hereunder.

               (h) At all times during the pendency of the Tender Offer and Consent Solicitation, the Company shall have furnished to you or your counsel, as the case may be, such information, certificates and documents as you or your counsel shall have reasonably requested.

               All opinions, certificates, letters and other documents required by this Section 12 will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and to Skadden, Arps, Slate, Meagher & Flom LLP, your counsel. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

        13. ACCESS TO INFORMATION; CONFIDENTIALITY. In connection with your activities hereunder, the Company agrees to furnish you with all information concerning the Company that you reasonably deem appropriate and agrees to provide you with reasonable access to the officers, directors, accountants, counsel, consultants and other appropriate agents and representatives of the Company. You shall be entitled to rely without investigation upon all information that is available from public sources that originated from the Company as well as other information supplied to you by or on behalf of the Company or its advisors and shall not in any respect be responsible for the accuracy or completeness of, or have any obligation to verify, the same or to conduct any appraisal of any assets or liabilities. To the extent consistent with legal requirements, all information given to you by the Company, unless publicly available or otherwise available to you without restriction or breach of any confidentiality agreement, shall be held by you in confidence and shall not be disclosed to anyone other than your agents and advisors, subject to confidentiality provisions, without the Company's prior approval or used for any purpose other than those referred to in this Agreement.



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  Securities Corporation
April 20, 1999
Page 18


        14. REFERENCE TO THE DEALER MANAGER AND FINANCIAL ADVISOR. The Company agrees that any reference to you or your affiliates in any Offer Document, or any other release or communication to any party outside the Company, is subject to your prior approval (subject to the Company's obligation to comply with applicable laws and regulations). You hereby consent to any reference to you in the Offer Documents specified in Sections 2(a) through 2(e). If you resign prior to the dissemination of any Offer Document or any other release or communication, no reference shall be made therein to you without your prior written permission.

        15. ADVERTISEMENTS. The Company agrees that you shall have the right to place advertisements or announcements in financial and other newspapers and journals at your own expense describing your services to the Company hereunder subject to the reasonable approval of the Company, provided, however, that the publication of such advertisements shall comply with applicable law.

        16. THIRD PARTY BENEFICIARIES. This Agreement has been and is made solely for the benefit of the Company, the Dealer Manager and Financial Advisor and other Indemnified Parties referred to in Section 11 and their successors, heirs, personal representatives and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The Company agrees and acknowledge that the only information furnished or to be furnished by you or on your behalf for inclusion in any Offer Document is the description of yourself and your relationship (including services performed on behalf of the Company) with the Company to be included in such Offer Document.

        17. NO RIGHTS IN SHAREHOLDERS OR OTHERS. The Company recognizes that you have been retained only by them, and that your engagement is not deemed to be on behalf of and is not intended to confer rights upon any shareholder, owner or partner of the Company or any other person not a party hereto as against you or any of your affiliates or the respective directors, officers, agents, employees or representatives of you or your affiliates. Unless otherwise expressly agreed, no one other than the Company and its successors in interest is authorized to rely upon your engagement hereunder or any statements, advice, opinions or conduct by you.

        18. CONSTRUCTION; CHOICE OF LAW. This Agreement incorporates the entire understanding of the parties with respect to your acting as Dealer Manager and Financial Advisor of the Tender Offer and Consent Solicitation, and (except as otherwise provided herein) supersedes all previous agreements, and shall be governed by



                                                                              18
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  Securities Corporation
April 20, 1999
Page 19


and construed in accordance with the laws of the State of New York including, without limitation, Section 5-1401 of the New York General Obligations Law.

        19. SEVERABILITY. Any determination that any provision of this Agreement may be, or is, unenforceable shall not affect the enforceability of the remainder of this Agreement.

        20. HEADINGS. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not to be deemed to be part of this Agreement.

        21. MODIFICATION. This Agreement may not be modified or amended except in writing, duly executed by the parties hereto.

        22. FURTHER AGREEMENTS. This Agreement does not constitute any agreement, express or implied, on the part of you or any commitment by you to underwrite, purchase, place or cause the placement of any securities or indebtedness or to advise the Company in connection with any sale of any of their businesses or assets or in connection with any merger, consolidation or similar transaction. Any such commitment by you shall be at your option and would, in each case, be subject to, among other things, your satisfactory completion of any additional due diligence that you deem to be appropriate and the execution by you and the Company of a customary agreement acceptable to you and your counsel. Any such agreement also would include, among other things, provisions for further representations and warranties by the Company, provisions for affirmative opinions of the outside counsel of the Company and additional compensation and expense reimbursement arrangements for you and indemnification and contribution agreements, in each case acceptable to you and your counsel.

        23. SURVIVAL OF CERTAIN PROVISIONS. The indemnity and contribution agreements contained in Section 11 of this Agreement, the representations, warranties and agreements of the Company made pursuant to Section 10 of this Agreement, this Section 23 and, subject to the provisions of Section 8 hereof, the compensation and expense reimbursement provisions contained in Section 7 of this Agreement, shall remain operative and in full force and effect regardless of: (a) any investigation made by or on behalf of you or by or on behalf of any other Indemnified Party; (b) consummation of the Tender Offer, the Consent Solicitation or any other transaction contemplated by the Offer Documents; or
(c) any termination or expiration of this Agreement, and shall be binding upon and shall inure to the benefit of, any successors,



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April 20, 1999
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assigns, heirs and personal representatives of the Company, you, the other
Indemnified Parties and any such person.

        24. CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES. The Company submits to the jurisdiction of the federal and state courts in the State of New York for the purpose of any suit or proceeding arising out of or relating to this Agreement or brought under federal or state securities laws. A final judgment in any action or proceeding based on this Agreement shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other lawful manner.

        25. WAIVER OF JURY TRIAL. Each party waives any right to trial by jury in any foreign, federal, state or local investigation, action, claim, suit or proceeding with respect to your engagement as Dealer Manager and Financial Advisor or your role in connection therewith.

        26. NOTICES. Except as otherwise expressly provided in this Agreement, whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing addressed to the Company at its office as follows:

               Horseshoe Gaming, L.L.C.
               4024 S. Industrial Road
               Las Vegas, NV  89103
               Attention: Chief Financial Officer
               Facsimile: (901) 820-2461

                     with a copy to:

               Swidler Berlin Shereff Friedman, LLP
               919 Third Avenue, 20th Floor
               New York, NY 10022
               Attention: Robert M. Friedman, Esq.
               Facsimile: (212) 758-9526

               Whenever notice is required to be given to you, such notice shall be in writing addressed to you at your office as follows:

               Donaldson, Lufkin & Jenrette
               Securities Corporation
               2121 Avenue of the Stars



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  Securities Corporation
April 20, 1999
Page 21


               Fox Plaza
               Los Angeles, CA 90067
               Attention: Jim D' Aquila
               Facsimile: (310) 282-6178

                     with a copy to:

               Skadden, Arps, Slate, Meagher & Flom LLP
               300 South Grand Avenue
               Suite 3400
               Los Angeles, California 90071
               Attention: Nicholas P. Saggese, Esq.
               Facsimile: (213) 687-5600








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Donaldson, Lufkin & Jenrette
  Securities Corporation
April 20, 1999
Page 22


        27. COUNTERPARTS SIGNATURES. This agreement may be signed in various counterparts, which, taken together, shall constitute one and the same instrument. Please sign and return to us a duplicate of this Agreement, whereupon it will become a binding document.


                                        Very truly yours,

                                        HORSESHOE GAMING, L.L.C.

                                        By: Horseshoe Gaming, Inc.,
                                            Its Managing Member



                                        By: ____________________________________
                                            Name:
                                            Title:


The undersigned hereby confirms that the foregoing agreement, as of the date thereof, correctly sets forth the agreement between the parties.


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION


By: __________________________________
    Name:
    Title:




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Donaldson, Lufkin & Jenrette
  Securities Corporation
April 20, 1999
Page 1



                                    EXHIBIT A


1. The Company has the requisite limited liability company power and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

2. The Company has taken all limited liability action necessary to authorize the making and consummation of the Tender Offer and the Consent Solicitation and the other transactions contemplated by the Offer Documents.

3. Except with respect to the indemnification and contribution provisions of the Agreement as to which such counsel expresses no opinion, assuming due execution and delivery of the Agreement by the Dealer Manager, the Agreement is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

4. The Tender Offer and the Consent Solicitation are not required to be registered pursuant to the Securities Act, or to be filed with the Commission pursuant to Section 14 of the Exchange Act, and the Supplemental Indenture is not required to be filed pursuant to the TIA. The terms and provisions of the Tender Offer and Consent Solicitation comply in all material respects with Rule 14e-1 promulgated under the Exchange Act.

5. To such counsel's knowledge no consent, approval, authorization or other order of, or filing with, any federal or New York state authority, regulatory body, administrative agency, court or other governmental body is legally required for the execution of the Supplemental Indenture and the Security Document Amendments, or the commencement or consummation of the Tender Offer and the Consent Solicitation, other than those consents that (i) have been obtained prior to the commencement or (ii) the Company has advised us are reasonably expected to be obtained prior to the consummation of the Tender Offer and Consent Solicitation.

6. Assuming the Supplemental Indenture and the Security Document Amendments are entered into upon the valid and binding consent of the Holders of a majority of the aggregate principal amount of the Notes outstanding, excluding Notes owned by the Company and its affiliates (except with respect to the Supermajority Amendments, which require the consent of the Holders of 662/3% of the aggregate principal amount of the Notes outstanding, excluding Notes owned by the Company and its affiliates), pursuant to the provisions of the Indenture, and assuming due execution



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  Securities Corporation
April 20, 1999
Page 2


and delivery thereof by the Company and the Trustee or the Collateral Agent, as the case may be, the Supplemental Indenture and the Security Document Amendments will be the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms and will not conflict with or result in a breach of or a default (with the passage of time or otherwise) under the Indenture, the Security Documents or the Notes.

7. The execution, delivery, and performance of this Agreement, the Supplemental Indenture and the Security Document Amendments and the consummation of the Tender Offer and the Consent Solicitation: (a) will not conflict with or result in a breach of the respective organization documents of the Company, RPG, HE, NGCP or HGP (collectively, the "Material Subsidiaries"); (b) will not conflict with or constitute a breach of, or a default (with the passage of time or otherwise) under, or result in the imposition of a lien on any properties of the Company or any Material Subsidiary or an acceleration of indebtedness pursuant to any bond, debenture, security or any other evidence of indebtedness (i) that certain credit agreement, dated as of October 10, 1995, among the Company, RPG, as guarantor, and certain financial institutions identified therein, as lenders and (ii) that certain indenture, dated as of June 15, 1997, among the Company, RPG, as guarantor, and U.S. Trust Company of Texas, N.A., as trustee, other than such breaches, defaults, liens, accelerations of indebtedness or conflicts which would not (x) singly or in the aggregate, have a Material Adverse Effect; or (y) affect the validity of this Agreement or any of the transactions contemplated by the Offer Documents; (c) will not conflict with or violate in any material respect any federal or New York state statute, regulation, rule or law or any provision of the Delaware General Corporation Law and the Delaware Limited Liability Company Act; and (d) to such counsel's knowledge, will not conflict with or violate any order or decree of any federal, New York state authority, regulatory body, administrative agency, court or other governmental body, applicable to the Company, any Material Subsidiary or any of their subsidiaries or any of their properties or assets.

8. To such counsel's knowledge, no stop order, restraining order or injunction has been issued by, and no investigation, action, claim, suit or proceeding has been initiated or threatened by or before, any federal, New York state authority, regulatory body, administrative agency, court or other governmental body, with respect to: (a) the making or the consummation of the Tender Offer and the Consent Solicitation; (b) the execution, delivery or performance by the Company of the Agreement, the Supplemental Indenture, or the Security Document Amendments.



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  Securities Corporation
April 20, 1999
Page 3


9. The Statements made in the Offer to Purchase under the caption "Certain Federal Income Tax Consequences" and in the Consent and Letter of Transmittal under the caption "Taxpayer Identification Number and Backup Withholding" insofar as such statements purport to constitute a summary of legal matters referred to therein provide a fair summary of such legal matters.

    In the course of preparing the Offering Documents, such counsel has participated in conferences with officers and representatives of Company and its manager, representatives the Company's independent public accountants and representatives of the Dealer Manager during which successive drafts of the Offer Documents were discussed and reviewed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offer Documents (except as otherwise indicated above), on the basis of the foregoing, such counsel shall advise us, subject to the qualification that, as to determinations of materiality, such counsel has sought in the first instance and relied, where such counsel concluded such reliance was justified, on the views of the above-mentioned officers and representatives of the Company and its manager, that no facts have come to such counsel's attention that lead it to believe the Offer Documents as of the date thereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel expresses no view with respect to the financial statements and schedules and other financial or statistical data included or incorporated by reference in the Offer Documents or omitted therefrom).

     Counsel for the Company shall also provide such other reasonable and customary opinions covering matters incidental to the Tender Offer or Consent Solicitation or any other transaction contemplated by the Offer Documents as and when we or our counsel may reasonably request to reflect alterations to the terms of the Tender Offer or Consent Solicitation, if any.





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  Securities Corporation
April 20, 1999
Page 1



                                    EXHIBIT B

1. The Company has the requisite limited liability company power and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

2. The Company has taken all limited liability action necessary to authorize the making and consummation of the Tender Offer and the Consent Solicitation and the other transactions contemplated by the Offer Documents.

3. Except with respect to the indemnification and contribution provisions of the Agreement as to which such counsel expresses no opinion, assuming due execution and delivery of the Agreement by the Dealer Manager, the Agreement is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

4. The Tender Offer and the Consent Solicitation are not required to be registered pursuant to the Securities Act, or to be filed with the Commission pursuant to Section 14 of the Exchange Act, and the Supplemental Indenture is not required to be filed pursuant to the TIA. The terms and provisions of the Tender Offer and Consent Solicitation comply in all material respects with Rule 14e-1 promulgated under the Exchange Act.

5. To such counsel's knowledge no consent, approval, authorization or other order of, or filing with, any federal or New York state authority, regulatory body, administrative agency, court or other governmental body is legally required for the execution of the Supplemental Indenture and the Security Document Amendments, or the commencement or consummation of the Tender Offer and the Consent Solicitation, other than those consents that (i) have been obtained prior to the commencement or (ii) the Company has advised us are reasonably expected to be obtained prior to the consummation of the Tender Offer and Consent Solicitation.

6. The Supplemental Indenture and the Security Document Amendments are the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms and do not conflict with or result in a breach of or a default (with the passage of time or otherwise) under the Indenture, the Security Documents or the Notes.



                                       1
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Donaldson, Lufkin & Jenrette
  Securities Corporation
April 20, 1999
Page 2


7. The execution, delivery, and performance of this Agreement, the Supplemental Indenture and the Security Document Amendments and the consummation of the Tender Offer and the Consent Solicitation: (a) do not conflict with or result in a breach of the respective organization documents of the Company, RPG, HE, NGCP or HGP (collectively, the "Material Subsidiaries"); (b) do not conflict with or constitute a breach of, or a default (with the passage of time or otherwise) under, or result in the imposition of a lien on any properties of the Company or any Material Subsidiary or an acceleration of indebtedness pursuant to any bond, debenture, security or any other evidence of indebtedness (i) that certain credit agreement, dated as of October 10, 1995, among the Company, RPG, as guarantor, and certain financial institutions identified therein, as lenders and
(ii) that certain indenture, dated as of June 15, 1997, among the Company, RPG, as guarantor, and U.S. Trust Company of Texas, N.A., as trustee, other than such breaches, defaults, liens, accelerations of indebtedness or conflicts which would not (x) singly or in the aggregate, have a Material Adverse Effect; or (y) affect the validity of this Agreement or any of the transactions contemplated by the Offer Documents; (c) will not conflict with or violate in any material respect any federal or New York state statute, regulation, rule or law or any provision of the Delaware General Corporation Law and the Delaware Limited Liability Company Act; and (d) to such counsel's knowledge, will not conflict with or violate any order or decree of any federal, New York state authority, regulatory body, administrative agency, court or other governmental body, applicable to the Company, any Material Subsidiary or any of their subsidiaries or any of their properties or assets.

8. To such counsel's knowledge, no stop order, restraining order or injunction has been issued by, and no investigation, action, claim, suit or proceeding has been initiated or threatened by or before, any federal, New York state authority, regulatory body, administrative agency, court or other governmental body, with respect to: (a) the making or the consummation of the Tender Offer and the Consent Solicitation; (b) the execution, delivery or performance by the Company of the Agreement, the Supplemental Indenture, or the Security Document Amendments.

9. The Statements made in the Offer to Purchase under the caption "Certain Federal Income Tax Consequences" and in the Consent and Letter of Transmittal under the caption "Taxpayer Identification Number and Backup Withholding" insofar as such statements purport to constitute a summary of legal matters referred to therein provide a fair summary of such legal matters.



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Donaldson, Lufkin & Jenrette
  Securities Corporation
April 20, 1999
Page 3


10. The Tender Offer and the Consent Solicitation conform in all material respects to the description thereof in the Offer Documents.

11. The Supplemental Indenture and the Security Documents Amendments comply in all material respects with the requirements of the Indenture and the applicable Security Documents.

     In the course of preparing the Offering Documents, such counsel has participated in conferences with officers and representatives of Company and its manager, representitives the Company's independent public accountants and representatives of the Dealer Manager during which successive drafts of the Offer Documents were discussed and reviewed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offer Documents (except as otherwise indicated above), on the basis of the foregoing, such counsel shall advise us, subject to the qualification that, as to determinations of materiality, such counsel has sought in the first instance and relied, where such counsel concluded such reliance was justified, on the views of the above-mentioned officers and representatives of the Company and its manager, that no facts have come to such counsel's attention that lead it to believe the Offer Documents as of the date thereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel expresses no view with respect to the financial statements and schedules and other financial or statistical data included or incorporated by reference in the Offer Documents or omitted therefrom).

     Counsel for the Company shall also provide such other reasonable and customary opinions covering matters incidental to the Tender Offer or Consent Solicitation or any other transaction contemplated by the Offer Documents as and when we or our counsel may reasonably request to reflect alterations to the terms of the Tender Offer or Consent Solicitation, if any.




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Donaldson, Lufkin & Jenrette
  Securities Corporation
April 20, 1999
Page 4


------------------ COMPARISON OF HEADERS ------------------

-HEADER 1-
Donaldson, Lufkin & Jenrette
Securities Corporation
April 20, 1999
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------------------ COMPARISON OF FOOTERS ------------------

-FOOTER 1-
153237.09-Los AngelesS2A






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